Significant mergers and acquisitions and investments (Tables)	12 Months Ended
Mar. 31, 2024
Acquisition
Schedule of the allocation of the purchase price as of the date of acquisition

Acquisitions that constitute business combinations are summarized in the following table:

	Year ended March 31,
	2022	2023	2024
	RMB	RMB	RMB
	(in millions)
Net assets	852	1	28
Identifiable intangible assets	1,000	285	602
Deferred tax liabilities	(170)	(68)	(199)
	1,682	218	431
Noncontrolling interests and mezzanine equity	(1,884)	(38)	(98)
Net identifiable (liabilities) assets	(202)	180	333
Goodwill	3,283	583	1,782
Total purchase consideration	3,081	763	2,115
Fair value of previously held equity interests	(31)	—	—
Purchase consideration settled	(2,671)	(481)	(2,038)
Deferred consideration as of year end	379	282	77

Total purchase consideration is comprised of:
- cash consideration	3,050	763	2,115
- fair value of previously held equity interests	31	—	—
	3,081	763	2,115